Exhibit 10.11
VIRNETX HOLDING CORPORATION
VOTING AGREEMENT
     This Voting Agreement (the “Agreement”) is made as of December 12, 2007, by and among VirnetX Holding Corporation, a Delaware corporation (the “Company”), and San Gabriel Fund, LLC, JMW Fund, LLC, John P. McGrain, The John P. McGrain Grantor Retained Annuity Trust u/t/d June 25, 2007, John P. McGrain, SEP IRA, John P. McGrain, 401K, The Westhampton Special Situations Fund, LLC, The Kirby Enterprise Fund, LLC, Kearney Properties, LLC, Kearney Holdings, LLC, Charles F. Kirby, Roth IRA and Charles F. Kirby (each a “Shareholder” and collectively, the “Shareholders”).
RECITALS
     The Company has applied for listing on the American Stock Exchange. A condition to the Company’s initial and continued listing by the American Stock Exchange is that the Company and the Shareholders enter into this Agreement for the purposes of agreeing on voting all of the shares of capital stock of the Company presently or hereafter held by such Shareholders (collectively, the “Voting Stock”). The number of shares of Voting Stock presently held by each Shareholder is set forth next to such Shareholder’s name on the signature page to this Agreement. The parties intend that this Agreement will ensure that all of the shares of Voting Stock held by the voting Shareholders will be voted in the manner set forth in this Agreement. The Company and the Shareholders each desire to facilitate the voting arrangements set forth in this Agreement, and the listing of the Company’s common stock on the American Stock Exchange, by agreeing to the terms and conditions set forth herein.
AGREEMENT
     The parties hereby agree as follows:
     1.     Voting of Voting Stock. The Shareholders shall use best efforts to be present in person or by proxy at each duly noticed meeting of the stockholders of the Company and shall cast votes with respect to the Voting Stock on all matters to be voted on by the Company’s stockholders in the same proportion as the votes cast by all other shares voting at such meeting, except with respect to elections of directors, as to which the Shareholders shall cast all of the Voting Stock votes in favor of the directors nominated by the Company’s Board of Directors.
     2.     Term. This Agreement shall terminate upon such time as the Company’s common stock shall no longer be listed for trading on the American Stock Exchange.
     3.     Amendments; Waivers. Any term hereof may be amended or waived with the written consent of the Company and holders of at least a majority of the Voting Stock (or their respective successors and assigns). Any amendment or waiver effected in accordance with this Section 7 shall be binding upon the Company, the holders of the Voting Stock, and each of their respective successors and assigns.

     4.     Miscellaneous.
          (a)     Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by telegram, email or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice.
          (b)     Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.
          (c)     Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.
          (d)     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
          (e)     Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties, except as otherwise expressly provided in this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
          (f)     Copy of Agreement. The Company shall cause a copy of this Agreement to be filed with the Secretary of the Company in accordance with the provisions of the California Corporations Code.
[Signature Page Follows]

2

     The parties hereto have executed this Voting Agreement as of the date first written above.

	THE COMPANY:	THE SHAREHOLDERS:

VIRNETX HOLDING CORPORATION

(Name of Shareholder)

By:	/s/ Kendall Larsen	By:

	Kendall Larsen	(Signature)
Chief Executive Officer
and President
Name:

Title:

	Address:	Address:
5615 Scotts Valley Drive, Suite 110

Scotts Valley, CA 95066

	Fax: (831) 438-8700	Fax:

3

     The parties hereto have executed this Voting Agreement as of the date first written above.

THE COMPANY:	THE SHAREHOLDERS:

VIRNETX HOLDING CORPORATION	San Gabriel Fund, LLC

(Name of Shareholder)

By:	By:	/s/ Justin Yorke

Kendall Larsen		(Signature)
Chief Executive Officer
and President
	Name:	Justin Yorke

	Title:	Manager

Address:	Address:
5615 Scotts Valley Drive, Suite 110	4 Richland Pl

Scotts Valley, CA 95066	Pasadena, CA 91103

Fax: (831) 438-8700	Fax: (626) 792-9437

3

     The parties hereto have executed this Voting Agreement as of the date first written above.

THE COMPANY:	THE SHAREHOLDERS:

VIRNETX HOLDING CORPORATION	JHW Fund, LLC

(Name of Shareholder)

By:	By:	/s/ Justin Yorke

Kendall Larsen		(Signature)
Chief Executive Officer
and President
	Name:	Justin Yorke

	Title:	Manager

Address:	Address:
5615 Scotts Valley Drive, Suite 110	4 Richland Pl

Scotts Valley, CA 95066	Pasadena, CA 91103

Fax: (831) 438-8700	Fax: (626) 792-9437

3

     The parties hereto have executed this Voting Agreement as of the date first written above.

THE COMPANY:	THE SHAREHOLDERS:

VIRNETX HOLDING CORPORATION	John P. McGrain

(Name of Shareholder)

By:	By:	/s/ John P. McGrain

Kendall Larsen		(Signature)
Chief Executive Officer
and President
Name:

Title:

Address:	Address:
5615 Scotts Valley Drive, Suite 110	4 Richland Pl.

Scotts Valley, CA 95066	Pasadena, Ca 91103

Fax: (831) 438-8700	Fax:	626-304-9037

3

     The parties hereto have executed this Voting Agreement as of the date first written above.

THE COMPANY:	THE SHAREHOLDERS:

VIRNETX HOLDING CORPORATION

(Name of Shareholder)

By:	By:	/s/ John P. McGrain

Kendall Larsen		(Signature)
Chief Executive Officer
and President
Name:

Title:

Address:	Address:
5615 Scotts Valley Drive, Suite 110	4 Richland Place

Scotts Valley, CA 95066	Pasadena CA 91105

Fax: (831) 438-8700	Fax:	(626) 792-9437

3

     The parties hereto have executed this Voting Agreement as of the date first written above.

THE COMPANY:	THE SHAREHOLDERS:

VIRNETX HOLDING CORPORATION	John P. McGrain SEP-IRA

(Name of Shareholder)

By:	By:	/s/ John P. McGrain

Kendall Larsen		(Signature)
Chief Executive Officer
and President
	Name:	John P. McGrain

	Title:	Trustee

Address:	Address:
5615 Scotts Valley Drive, Suite 110	4 Richland PL

Scotts Valley, CA 95066	Pasadena, CA 91103

Fax: (831) 438-8700	Fax:	626-304-9037

3

     The parties hereto have executed this Voting Agreement as of the date first written above.

THE COMPANY:	THE SHAREHOLDERS:

VIRNETX HOLDING CORPORATION	John P. McGrain 401K

(Name of Shareholder)

By:	By:	/s/ John P. McGrain

Kendall Larsen		(Signature)
Chief Executive Officer
and President
	Name:	John P. McGrain

	Title:	Trustee

Address:	Address:
5615 Scotts Valley Drive, Suite 110	4 Richland Pl

Scotts Valley, CA 95066	Pasadena, CA 91103

Fax: (831) 438-8700	Fax:	626-304-9037

3

     The parties hereto have executed this Voting Agreement as of the date first written above.

THE COMPANY:	THE SHAREHOLDERS:

VIRNETX HOLDING CORPORATION	The West Hampton Special Situations Fund LLC

(Name of Shareholder)

By:	By:	/s/ Charles Kirby

Kendall Larsen		(Signature)
Chief Executive Officer
and President
	Name:	Charles Kirby

	Title:	Fund Manager

Address:	Address:
5615 Scotts Valley Drive, Suite 110	P.O. Box 3087

Scotts Valley, CA 95066	Greenwood Village, CO 80111

Fax: (831) 438-8700	Fax:	(303) 222-1201

3

     The parties hereto have executed this Voting Agreement as of the date first written above.

THE COMPANY:	THE SHAREHOLDERS:

VIRNETX HOLDING CORPORATION	The Kirby Enterprise Fund LLC

(Name of Shareholder)

By:	By:	/s/ Charles Kirby

Kendall Larsen		(Signature)
Chief Executive Officer
and President
	Name:	Charles Kirby

	Title:	Fund Manager

Address:	Address:
5615 Scotts Valley Drive, Suite 110	P.O. Box 3087

Scotts Valley, CA 95066	Greenwood Village, CO 80111

Fax: (831) 438-8700	Fax:	(303) 222-1201

3

     The parties hereto have executed this Voting Agreement as of the date first written above.

THE COMPANY:	THE SHAREHOLDERS:

VIRNETX HOLDING CORPORATION	Kearney Properties LLC

(Name of Shareholder)

By:	By:	/s/ Charles Kirby

Kendall Larsen		(Signature)
Chief Executive Officer
and President
	Name:	Charles Kirby

	Title:	Managing Partner

Address:	Address:
5615 Scotts Valley Drive, Suite 110	4656 S. Ogden St.

Scotts Valley, CA 95066	Cherry Hills Village, CO 80113

Fax: (831) 438-8700	Fax:	(303) 222-1201

3

     The parties hereto have executed this Voting Agreement as of the date first written above.

THE COMPANY:	THE SHAREHOLDERS:

VIRNETX HOLDING CORPORATION	Kearney Holdings LLC

(Name of Shareholder)

By:	By:	/s/ Charles Kirby

Kendall Larsen		(Signature)
Chief Executive Officer
and President
	Name:	Charles Kirby

	Title:	Managing Partner

Address:	Address:
5615 Scotts Valley Drive, Suite 110	4656 S. Odgen St.

Scotts Valley, CA 95066	Cherry Hills Village, CO 80113

Fax: (831) 438-8700	Fax:	(303) 222-1201

3

     The parties hereto have executed this Voting Agreement as of the date first written above.

THE COMPANY:	THE SHAREHOLDERS:

VIRNETX HOLDING CORPORATION	Charles Kirby-Roth IRA

(Name of Shareholder)

By:	By:	/s/ Charles Kirby

Kendall Larsen		(Signature)
Chief Executive Officer
and President
	Name:	Charles Kirby

Title:

Address:	Address:
5615 Scotts Valley Drive, Suite 110	4656 S. Ogden St.

Scotts Valley, CA 95066	Cherry Hills, CO 80113

Fax: (831) 438-8700	Fax:	(303) 222-1201

3

     The parties hereto have executed this Voting Agreement as of the date first written above.

THE COMPANY:	THE SHAREHOLDERS:

VIRNETX HOLDING CORPORATION	Charles Kirby

(Name of Shareholder)

By:	By:	/s/ Charles Kirby

Kendall Larsen		(Signature)
Chief Executive Officer
and President
Name:

Title:

Address:	Address:
5615 Scotts Valley Drive, Suite 110	4656 S. Ogden St.

Scotts Valley, CA 95066	Cherry Hills, CO 80113

Fax: (831) 438-8700	Fax: (303) 222-1201

3